UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  December 26, 2003

                        IRWIN HOME EQUITY LOAN TRUST
         Home Equity Loan-Backed Notes, Series 2003-1 Trust
             (Exact name of registrant as specified in its charter)

New York (governing law of           333-91334-01       N/A
Pooling and Servicing Agreement)     (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                        21045
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

Subsequent to filing the 8-K relating to the payment date on December 26, 2003, a revision was made to the IRWIN HOME EQUITY LOAN TRUST, Home Equity Loan-Backed Notes, Series 2003-1 which was not included in the original 8-K filed. This revision was not previously disclosed in a 1934 Act filing. An amended 8-K will be filed. The amended 8K was filed on March 26, 2004 because of a revision to the Delinquency Summary Section of the distribution report. The revised data has been and will continue to be available on the Wells Fargo Bank, Minnesota, as Master Servicer, website at www.ctslink.com.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                 Description

           EX-99.1 Amended monthly report distributed to holders of Home Equity Loan-
                                          Backed Notes, Series 2003-1
                                          relating to the December 26, 2003
                                          distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  Irwin Home Equity Loan Trust
                Home Equity Loan-Backed Notes, Series 2003-1.

             By:    Wells Fargo Bank Minnesota, N.A. as Indenture Trustee
             By:   /s/   Beth Belfield, Assistant Vice President
             By:    Beth Belfield, Assistant Vice President

             Date:   12/26/03
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Amended monthly report distributed to holders of Home Equity Loan-Backed Notes, Series 2003-1, relating to the December 26, 2003 distribution.





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

                  Home Equity Loan-Backed Notes, Series
                   Irwin Home Equity Loan Trust 2003-1
                          Master Servicer Certificate
                         Payment Date: December 26, 2003

                               Certificate Summary
                        Offered Note Distribution Summary

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Class of                                  Beginning Note      Interest         Principal           Aggregate         Ending Note
Notes                 Note Rate           Balance             Distribution     Distribution        Distribution      Balance
I A-1                 1.61875%            41,621,074.29       58,016.60        2,140,459.15        2,198,475.75      39,480,615.14
I A-2                 1.80875%            10,405,268.57       16,206.57          535,114.79          551,321.36       9,870,153.79
I VFN                 1.80875%            -                   -                -                   -                 -
II A-1                1.61875%            94,018,517.84      131,054.63        4,799,726.75        4,930,781.38      89,218,791.10
II A-2                1.81875%            23,504,629.46       36,811.68        1,199,931.69        1,236,743.37      22,304,697.77
II VFN                1.81875%            -                   -                -                   -                 -
A-IO (1)             10.00000%            30,500,000.00      254,166.67        NA                    254,166.67      30,500,000.00
M-1                    2.1188%            22,875,000.00       41,734.96        -                      41,734.96      22,875,000.00
M-2                    3.1188%            19,825,000.00       53,241.83        -                      53,241.83      19,825,000.00
B-1                    4.5188%            19,063,000.00       74,176.91        -                      74,176.91      19,063,000.00
B-2                    5.6188%             6,862,000.00       33,200.88        -                      33,200.88       6,862,000.00
Total                                    238,174,490.17      698,610.73        8,675,232.37        9,373,843.10     229,499,257.80

(1) Class A-IO Note Balance is Notional

LIBOR                                                           1.11875%
Interest Period Begin                                         11/25/2003
Interest Period End                                           12/25/2003
Number of Interest Accrual Days:                                      31
Days in Collection Period:                                            30

                                          Prepayment
                      Beginning           Penalty             Excess Spread    Release of Over     Aggregate
                      Balance             Distribution        Distribution     Collaterlization    Distribution      Ending Balance
Certificates          15,624,535.23       334,936.23          -                -                   334,936.23        16,260,866.47


                      Noteholder Distribution Factors Summary (Per $1,000 Original Principal Amount)

                                          Original Note       Interest         Principal           Aggregate         Ending Note
                      Class of Notes      Balance             Distribution     Distribution        Distribution      Factor
                      I A-1               60,288,000.00       0.96232418       35.50390042         36.46622459       654.86689132
                      I A-2               15,072,000.00       1.07527667       35.50390042         36.57917709       654.86689132
                      II A-1             125,152,000.00       1.04716369       38.35117895         39.39834264       712.88346248
                      II A-2              31,288,000.00       1.17654308       38.35117895         39.52772203       712.88346248
                      II A-IO             30,500,000.00       8.33333344                NA          8.33333344                 NA
                      M-1                 22,875,000.00       1.82447913        0.00000000          1.82447913     1,000.00000000
                      M-2                 19,825,000.00       2.68559042        0.00000000          2.68559042     1,000.00000000
                      B-1                 19,063,000.00       3.89114567        0.00000000          3.89114567     1,000.00000000
                      B-2                  6,862,000.00       4.83836782        0.00000000          4.83836782     1,000.00000000
                                         300,425,000.00


Pool Collections:                                              Group I                Group II            Total
Aggregate Collections (HELOCs)                                 2,852,776.26                               2,852,776.26
Aggregate Collections (HELOC125s)                                                     4,533,711.17        4,533,711.17
Aggregate Collections (HELs)                                                          1,382,515.79        1,382,515.79
Aggregate Collections (HEL125s)                                                       1,060,536.57        1,060,536.57
Total Aggregate Collections                                    2,852,776.26           6,976,763.53        9,829,539.79
Interest Collections (HELOCs)                                    402,633.85                                 402,633.85
Interest Collections (HELOC125s)                                                      1,078,739.21        1,078,739.21
Interest Collections (HELs)                                                             158,706.43          158,706.43
Interest Collections (HEL125s)                                                          395,999.65          395,999.65
Total Interest Collections                                       402,633.85           1,633,445.29        2,036,079.14
Principal Collections (HELOCs)                                 2,450,142.41                               2,450,142.41
Principal Collections (HELOC125s)                                                     3,454,971.96        3,454,971.96
Principal Collections (HELs)                                                          1,223,809.36        1,223,809.36
Principal Collections (HEL125s)                                                         664,536.92          664,536.92
Total Principal Collections                                    2,450,142.41           5,343,318.24        7,793,460.65
Additional Balances Created                                      123,168.60             125,354.40          248,523.00
Additional Balances Purchased                                    123,168.60             125,354.40          248,523.00
Additional Balance Differential                                           -                      -                   -
Net Principal Collections                                      2,326,973.81           5,217,963.84        7,544,937.65
Principal Collections Distribution Amount                                                                 7,544,937.65
Prepayment Penalty Collections                                    85,695.16             249,241.07          334,936.23
Recoveries                                                           872.00               4,511.00            5,383.00
Mortgage Loans Repurchased                                                -                      -                   -
less Servicing Fee                                                55,890.63             155,608.56          211,499.19
Master Servicer Remittance                                     2,760,284.19           6,949,552.64        9,709,836.83

Payments in Order of Priority                                                                             Total
Prepayment Penalties due to Certificateholder                                                             334,936.23
Indenture Trustee Fee                                                                                       1,057.50
Senior Note Interest Distribution                                                                         496,256.15
M-1 Interest Distribution                                                                                  41,734.96
M-2 Interest Distribution                                                                                  53,241.83
B-1 Interest Distribution                                                                                  74,176.91
B-2 Interest Distribution                                                                                  33,200.88
Senior Principal Collection Distribution                                                                7,544,937.65
M-1 Principal Collection Distribution                                                                              -
M-2 Principal Collection Distribution                                                                              -
B-1 Principal Collection Distribution                                                                              -
B-2 Principal Collection Distribution                                                                              -
Senior Liquidation Loss Distribution                                                                      493,963.48
M-1 Liquidation Loss Distribution                                                                                  -
M-2 Liquidation Loss Distribution                                                                                  -
B-1 Liquidation Loss Distribution                                                                                  -
B-2 Liquidation Loss Distribution                                                                                  -
Senior Overcollateralization Increase                                                                     636,331.24
M-1 Overcollateralization Increase                                                                                 -
M-2 Overcollateralization Increase                                                                                 -
B-1 Overcollateralization Increase                                                                                 -
B-2 Overcollateralization Increase                                                                                 -
Certificateholder Excess Spread Distribution                                                                       -
Total Distributions                                                                                     9,709,836.83

Excess Spread                                                                                           1,130,294.72



Pool Summary                                                 Group I                 Group II            Total
Beginning Pool Balance (HELOCs)                              67,068,753.30                                67,068,753.30
Beginning Pool Balance (HELOC125s)                                                   116,747,681.68      116,747,681.68
Beginning Pool Balance (HELs)                                                         23,906,761.73       23,906,761.73
Beginning Pool Balance (HEL125s)                                                      46,075,828.69       46,075,828.69
Total Beginning Pool Balance                                 67,068,753.30           186,730,272.10      253,799,025.40

Ending Pool Balance (HELOCs)                                 64,695,847.13                                64,695,847.13
Ending Pool Balance (HELOC125s)                                                      112,970,033.00      112,970,033.00
Ending Pool Balance (HELs)                                                            22,682,952.37       22,682,952.37
Ending Pool Balance (HEL125s)                                                         45,411,291.77       45,411,291.77
Total Ending Pool Balance                                    64,695,847.13           181,064,277.14      245,760,124.27

Beginning Loan Count (HELOCs)                                        1,223                                        1,223
Beginning Loan Count (HELOC125s)                                                              2,638               2,638
Beginning Loan Count (HELs)                                                                     508                 508
Beginning Loan Count (HEL125s)                                                                  890                 890
Total Beginning Loan Count                                           1,223                    4,036               5,259

Ending Loan Count (HELOCs)                                           1,173                                        1,173
Ending Loan Count (HELOC125s)                                                                 2,564               2,564
Ending Loan Count (HELs)                                                                        482                 482
Ending Loan Count (HEL125s)                                                                     879                 879
Total Ending Loan Count                                              1,173                    3,925               5,098

Loss Summary                                                     Group I                Group II            Total
Current Liquidation Losses (HELOCs)                              45,932.36                                    45,932.36
Current Liquidation Losses (HELOC125s)                                                   448,031.12          448,031.12
Current Liquidation Losses (HELs)                                                                 -                   -
Current Liquidation Losses (HEL125s)                                                              -                   -
Total Current Liquidation Losses                                 45,932.36               448,031.12          493,963.48

12 Month Liquidation Losses (HELOCs)                            193,382.06                                   193,382.06
12 Month Liquidation Losses (HELOC125s)                                                1,043,973.25        1,043,973.25
12 Month Liquidation Losses (HELs)                                                                -
12 Month Liquidation Losses (HEL125s)                                                    176,530.55          176,530.55
Total 12 Month Liquidation Losses                               193,382.06             1,220,503.80        1,413,885.86

Aggregate Liquidation Losses (HELOCs)                           193,382.06                                   193,382.06
Aggregate Liquidation Losses (HELOC125s)                                              1,043,973.25         1,043,973.25
Aggregate Liquidation Losses (HELs)                                                              -
Aggregate Liquidation Losses (HEL125s)                                                  176,530.55           176,530.55
Total Aggregate Liquidation Losses                              193,382.06            1,220,503.80         1,413,885.86

Cumulative Liquidation Loss Percentage                                                                            0.46%


Overcollateralization Summary
Overcollateralization Target                                    21,807,524.83

Beginning Overcollateralization Amount                          15,624,535.23
Change in Overcollateralization Amount                             636,331.24
Overcollateralization Release Amount                                        -
Ending Overcollateralization Amount                             16,260,866.47

Ending Overcollateralization Deficiency Amount                   5,546,658.36


Cumulative Liquidation Loss Percentage                                  0.46%

Current Collection Period                                                   9

Loss Test Satisfied?                                                      Yes

Loss Test Targets:                                                                   Payment Date
Collection Periods 36 to 48                                      9.50%               March-07
Collection Periods 49 to 60                                     11.25%               March-08
Collection Periods 61 to 84                                     13.00%               March-10
Collection Periods 85+                                          15.00%               April-10


Senior Enhancement Percentage                                   34.54%
17.75% of the Senior Enhancement Percentage                      6.13%
3-Mo. Rolling Average 60-Day Delinquency %                       1.12%

Delinquency Test Satisfied?                                        Yes


Overcollateralization Targets
Initial Principal Balance                                       305,000,347.33
Initial Target (% of Initial Principal Balance)                          7.15%
Step-down Date                                                          Apr-06
Is next payment date the Step-down Date?                                    No
Step-down Target (% of Current Balance)                                 14.30%
MAP End Date                                                            Mar-08

Minimum Overcollateralization Target                              1,525,000.00


Net Loan Rate                                                           9.512%

Rapid Amortization Event: None
Servicing Default: None



                                                       Delinquency Summary

                                     Group I           Group II       Group II        Group II         Group II             Grand
                                     HELOCs       HELOC125s                HELs       HEL125s                Total           Total
Current Loans                    #     Balance    #     Balance     #    Balance    #     Balance    #     Balance   #     Balance
Bankrupt                         3      86,826     18   833,612     5    227,911    1      31,094   24   1,092,617  27   1,179,443
Foreclosure                      -           -          -    -      -          -    -           -    -           -   -           -
REO                              -           -          -    -      -          -    -           -    -           -   -           -
Total                            3      86,826     18   833,612     5    227,911    1      31,094   24   1,092,617  27   1,179,443

30 - 59 Days Past Due            #     Balance    #     Balance     #    Balance    #     Balance    #     Balance   #    Balance
Bankrupt                         -           -    2      61,233     -          -    1      44,322    3     105,554   3    105,554
Foreclosure                      -           -    -           -     -          -    -           -    -           -   -          -
REO                              -           -    -           -     -          -    -           -    -           -   -          -
Delinquent                       14    540,006    43  1,589,829     1     21,763    2      84,930   46   1,696,522  60  2,236,528
Total                            14    540,006    45  1,651,062     1     21,763    3     129,251   49   1,802,076  63  2,342,082

60 - 89 Days Past Due            #     Balance    #     Balance     #    Balance    #     Balance    #     Balance   #    Balance
Bankrupt                         -           -    5     280,692     -          -    1      41,618    6     322,310   6    322,310
Foreclosure                      1     122,000    -           -     -          -    -           -    -           -   1    122,000
REO                              -           -    -           -     -          -    -           -    -           -   -          -
Delinquent                       3      95,191   13     498,312     -          -    1      22,740   14     521,052  17    616,243
Total                            4     217,191   18     779,004     -          -    2      64,358   20     843,362  24  1,060,553

90 - 119 Days Past Due           #     Balance    #    Balance      #    Balance    #     Balance    #     Balance   #    Balance
Bankrupt                         -           -    -          -      -          -    1      36,292    1      36,292   1     36,292
Foreclosure                      1      74,940    -          -      -          -    -           -    -           -   1     74,940
REO                              -           -    -          -      -          -    -           -    -           -   -          -
Delinquent                       4     192,153    4    169,528      -          -    2     113,342    6     282,870  10    475,023
Total                            5     267,094    4    169,528      -          -    3     149,635    7     319,162  12    586,256

120 - 149 Days Past Due          #     Balance    #    Balance      #    Balance    #     Balance    #     Balance   #    Balance
Bankrupt                         -           -    2     92,941      -          -    -           -    2      92,941   2     92,941
Foreclosure                      -           -    -          -      1     39,979    -           -    1      39,979   1     39,979
REO                              -           -    -          -      -          -    -           -    -           -   -          -
Delinquent                       -           -    4    147,273      1     49,852    -           -    5     197,125   5    197,125
Total                            -           -    6    240,214      2     89,830    -           -    8     330,044   8    330,044

150 - 179 Days Past Due          #     Balance    #    Balance      #    Balance    #     Balance    #     Balance   #    Balance
Bankrupt                         -           -    8    372,933      -          -    -           -    8     372,933   8    372,933
Foreclosure                      2      77,080    1     42,493      -          -    -           -    1      42,493   3    119,572
REO                              -           -    -          -      -          -    -           -    -           -   -          -
Delinquent                       1      34,000    7    285,359      -          -    -           -    7     285,359   8    319,359
Total                            3     111,080    16   700,786      -          -    -           -   16     700,786  19    811,865

180 or More Days Past Due        #     Balance    #    Balance      #    Balance    #     Balance    #     Balance   #    Balance
Bankrupt                         -           -    -          -      -          -    -           -    -           -   -          -
Foreclosure                      -           -    -          -      1     39,875    -           -    1      39,875   1     39,875
REO                              1     149,100    -          -      -          -    -           -    -           -   1    149,100
Delinquent                       1      58,300    -          -      -          -    -           -    -           -   1     58,300
Total                            2     207,400    -          -      1     39,875    -           -    1      39,875   3    247,275

Total Bankrupt                   3      86,826   35  1,641,411      5    227,911    4     153,326   44   2,022,648  47  2,109,474
Total REO                        1     149,100    -          -      -          -    -           -    -           -   1    149,100
Total Foreclosure                4     274,020    1     42,493      2     79,854    -           -    3     122,347   7    396,367

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